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                                                                   EXHIBIT 10.70


                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT


         AMENDMENT NO. 1, dated ____________, 1998, (the "Amended Agreement") to the REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of September 4, 1997, by and among NATIONAL MEDIA CORPORATION, a corporation organized under the laws of the State of Delaware, with headquarters located at Eleven Penn Center, 1835 Market Street, Suite 1100, Philadelphia, Pennsylvania 19103 (the "COMPANY"), V-L HOLDING CORP., a corporation organized under the laws of the State of Delaware, and the undersigned (together with affiliates, the "INITIAL INVESTORS").

         In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree that the Agreement be amended as follows:

         1. The recitals to the Agreement are amended in their entirety to read as follows:

                  "WHEREAS:

                           "A.      In connection with the Securities Purchase
                  Agreement dated September 4, 1997 by and between the Company and the Initial Investors (the "SECURITIES PURCHASE AGREEMENT"), the Company issued to the Initial Investors (i) shares of its Series C Convertible Preferred Stock (the "C PREFERRED STOCK") that are convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Rights and Preferences with respect to such C Preferred Stock (the "C CERTIFICATE OF DESIGNATION") and (ii) warrants (the "WARRANTS") to acquire shares of Common Stock;

                           "B.      In connection with the Redemption and
                  Consent Agreement dated as of January 5, 1998, among the Company, the Initial Investors and ValueVision International, Inc. (the "REDEMPTION AND CONSENT AGREEMENT"), the Company has issued to the Initial Investors, in exchange for the C Preferred Stock, newly issued shares of its Series D Convertible Preferred Stock (the "PREFERRED STOCK") that are also convertible into shares of the Company's Common Stock, upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Rights and Preferences with respect to such Preferred Stock (the "CERTIFICATE OF DESIGNATION") and (ii) warrants (the "NEW WARRANTS") to acquire shares of Common Stock. The Warrants and the New Warrants are collectively referred to herein as the "Warrants".

                           "C.      To induce the Initial Investors to execute
                  and deliver the Redemption and Consent Agreement, the Company has agreed to extend the registration rights provided in the Agreement to the Common Stock issuable upon conversion of the Preferred Stock and upon the exercise of the New Warrants."

                           "D.      V-L Holdings Corp. is being made a party
                  hereto for the purpose of assuming the obligations of the Company under the Agreement and this Amended Agreement following the Closing of the Merger (as defined below)."

         2. The term "Common Stock" shall have the meaning set forth above in the Recitals, provided that upon the closing of the merger (the "Merger") between the Company and ValueVision International, Inc. pursuant to the Agreement and Plan of Reorganization and Merger dated January 5, 1998, "Common Stock" shall thereafter mean the "common stock, par value $.01 per share of V-L Holdings Corp., a Delaware corporation."


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                  The term "Company" shall have the meaning set forth above in the Preamble, provided that upon the closing of the Merger, "Company" shall thereafter mean V-L Holdings Corp.

         3. Paragraph 1.a(iii) of the Agreement is hereby amended to read in its entirety as follows:

                           "(iii)   "REGISTRABLE SECURITIES" means shares of
                  Common Stock issuable upon the conversion of the Preferred Stock (the "CONVERSION SHARES") and the shares of Common Stock issuable upon exercise of the Warrants and the New Warrants (collectively the "WARRANT SHARES") (including any Conversion Shares issuable with respect to Conversion Default Payments under the Certificate of Designation or in redemption of the Preferred Stock and any Warrant Shares issuable with respect to Exercise Default Payments under the Warrants) and any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing; provided that upon the redemption of all of the Preferred Stock by the Company at the closing of the Merger, the term "Registrable Securities" shall thereafter not include any Conversion Shares."

         4. The first five lines of paragraph 2.(a) of the Agreement are amended in their entirety to read as follows:

                           "(a)     Mandatory Registration. The Company has
                  prepared and filed with the SEC on a timely basis Registration Statements on Form S-3, each of which has become effective covering the resale of at least 7,000,000 Registrable. . ."

         5. The first six lines of paragraph 2.b are amended in their entirety to read as follows:

                           "(b)     Payments by the Company. If, after the
                  Registration Statement has been declared effective by the SEC, sales of all the Registrable. . ."

         6.       The last sentence of paragraph 3.c is hereby deleted.

         7. The first four lines of paragraph 4.a are amended in their entirety to read as follows:

                           "The Company shall keep the Registration Statement
                  referred to in Section 2(a) effective pursuant to Rule 415 at all. . ."

         8. Section 12.e of the Agreement is amended in its entirety to read as follows:

                           "This Amended Agreement, the Agreement, the
                  Securities Purchase Agreement, the Redemption and Consent Agreement, the Warrants and the New Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement, the Amended Agreement, the Securities Purchase Agreement, the Redemption and Consent Agreement, the Warrants and the New Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof."

         9. The undersigned parties hereby agree that any provisions in the Agreement that relate to any failure or delay by the Company in preparing and filing with the SEC a registration statement covering the Registrable Securities or to have such Registration Statement declared effective (but not the provisions relating to maintaining the effectiveness of the Registration Statement) shall be deemed to be inapplicable as a result of the filing and effectiveness of the Registration Statement described in Section 2(a) of the Agreement, as amended. The undersigned parties hereby further agree that notwithstanding anything to the contrary in the Agreement or in this Amended Agreement, the Initial Investors hereby consent to and waive any claims, benefits or rights with respect to, the failure of the Company to have a Registration Statement covering the Registrable Shares effective during the 120 days following the closing of the Merger; provided, however, that such consent and waiver are contingent upon a Registration Statement being filed by the


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Company with the SEC within thirty days after the closing of the Merger, and being declared effective by the SEC within one hundred twenty days after the closing of the Merger.

         10. To the extent that there are any inconsistent provisions between this Amended Agreement and the Agreement, the terms of the Amended Agreement shall control, and such inconsistent provision in the Agreement is hereby superseded by the Amended Agreement. In all other respects, the Agreement is hereby confirmed and, as amended hereby, remains in full force and effect.


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         IN WITNESS WHEREOF, the parties have caused this Amended Agreement to be duly executed as of the date first above written.


NATIONAL MEDIA CORPORATION           V-L HOLDINGS CORP.


By:_______________________           By:_______________________
Name:_____________________           Name:_____________________
Its:______________________           Its:______________________


INITIAL INVESTORS:

CAPITAL VENTURES INTERNATIONAL       RGC INTERNATIONAL INVESTORS, LDC


By: Heights Capital Management,           By: Rose Glen Capital Management, L.P.
     its authorized agent                        Investment Manager

By:_______________________                By: RGC General Partner Corp.,
Name:_____________________                       General Partner
Its:______________________
                                          By:______________________
                                          Name:____________________
                                          Its:_____________________


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